UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1 to Registrant’s Current Report on Form 8-K filed December 6, 2012)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2012
Date of Earliest Event Reported

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-2989662
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

11 North Water Street, Suite 18290 Mobile, AL		36602
(Address of principal executive offices)		(Zip Code)

(251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Amendment No. 1 supplements the Current Report on Form 8-K filed by International Shipholding Corporation (“we”, “ours”, “ISH”, or the “Company”) with the Securities and Exchange Commission on December 6, 2012, in which we disclosed the completion of our acquisition of U.S. United Ocean Services (“UOS”) on November 30, 2012. We are filing this Amendment No. 1 to include in such report the audited financial statements of UOS as of and for the years ended December 31, 2010 and 2011, unaudited interim financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and unaudited pro forma financial statements for the year ended December 31, 2011 and for the nine months ended September 30, 2012.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The financial statements of UOS for the periods specified in Rule 3-05(b) of Regulation S-X and an accountant’s report provided pursuant to Rule 2-02 of Regulation S-X are filed herewith as Exhibit 99.2 and 99.3.

(b)	Pro forma financial information

The unaudited pro forma financial information reflecting our UOS acquisition which is required pursuant to Article 11 of Regulation S-X is filed herewith as Exhibit 99.4.

(c)	Exhibits

Exhibit Number                                      Document

2.1
Membership Interest Purchase Agreement dated October 9,  2012 between International Shipholding Corporation and United Maritime Group, LLC (filed with the Securities and Exchange Commission as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated October 11, 2012, and incorporated by herein by reference).

23.1*	Consent of Warren Averett, LLC, independent registered public accounting firm for UOS.
99.1
Press Release by International Shipholding Corporation dated November 30, 2012, announcing the completion of its acquisition of U.S. United Ocean Services, LLC (filed with the Securities and Exchange Commission as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated November 30, 2012, and incorporated herein by reference).

99.2*	Audited consolidated financial statements of UOS as of and for the year ended December 31, 2010 and December 31, 2011.
99.3*	Unaudited interim consolidated financial statements of UOS as of September 30, 2012 and for nine months ended September 30, 2012 and 2011.
99.4*	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

   __________
*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:    February 8, 2013